Vanguard International Equity Index Funds

Supplement to the Statement of Additional Information Dated February 26, 2015

Statement of Additional Information Text Changes

In the Information About the ETF Share Class section, the following replaces similar text on page B-52:

Procedures for Purchasing Creation Units. An order to purchase a Creation Unit of each ETF Fund other than Vanguard Emerging Markets Stock Index Fund, and an order to purchase a Creation Unit of Vanguard Emerging Markets Stock Index Fund transmitted via U.S. mail or overnight delivery service, must be submitted in proper form to the Distributor; such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that business day’s NAV. An order to purchase a Creation Unit of Vanguard Emerging Markets Stock Index Fund transmitted via portal, fax, email, or telephone must be submitted in proper form to the Distributor; such order must be received by the Distributor within a ninety-minute window after Closing Time on the preceding business day (ordinarily between 4 p.m. and 5:30 p.m., Eastern time) to receive the NAV on a particular business day. Each ETF Fund reserves the absolute right to reject a purchase order (see discussion below under the heading “Rejection of Purchase Orders”). The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the transmittal date. Authorized Participants must transmit purchase orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

Within the same section, the following replaces similar text on page B-54:

Placement of Redemption Orders. An order to redeem a Creation Unit of each ETF Fund other than Vanguard Emerging Markets Stock Index Fund and an order to redeem a Creation Unit of Vanguard Emerging Markets Stock Index Fund transmitted via U.S. mail or overnight delivery service must be submitted in proper form to the Distributor; such order must be received by the Distributor prior to Closing Time to receive that business day's NAV. An order to redeem a Creation Unit of Vanguard Emerging Markets Stock Index Fund transmitted via portal, fax, email, or telephone must be submitted in proper form to the Distributor; such order must be received by the Distributor within a ninety-minute window after Closing Time on the preceding business day (ordinarily between 4 p.m. and 5:30 p.m., Eastern time) to receive the NAV on a particular business day. Authorized Participants must transmit redemption orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

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SAI 72D 012016